SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[X]   Soliciting Material Pursuant to ss.240.14a-12


                         Shelbourne Properties III, Inc.

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                (Name of Registrant as Specified in Its Charter)



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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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         FOR IMMEDIATE RELEASE
                                           Contact: Sitrick And Company
                                                    Richard Wool 212-573-6100 or
                                                    Anne DeWolfe 310-788-2850


       Shelbourne Properties I, Inc., Shelbourne Properties II, Inc., and
                Shelbourne Properties III, Inc. Announce Date of
                       Joint Annual Stockholders Meeting

         New York - May 9, 2002 - Shelbourne Properties I, Inc. (AMEX: HXD), Shelbourne Properties II, Inc. (AMEX: HXE) and Shelbourne Properties III, Inc. (AMEX: HXF), which are diversified real estate investment trusts, announced today that they will hold a joint Annual Meeting of their stockholders on July 9, 2002.

         In connection with the joint annual meeting, each of the companies will file a proxy statement with the Securities and Exchange Commission (SEC). INVESTORS ARE URGED TO READ THE PROXY STATEMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the proxy statements and other documents filed by the companies free of charge at the SEC's website (http://www.sec.gov). In addition, the proxy statements and other documents filed by the companies with the SEC may be obtained free of charge by contacting the companies, c/o First Winthrop Corporation, 7 Bulfinch Place, Suite 500, Boston, MA, 02114.

         The companies and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with their respective annual meetings. The directors and executive officers of each of the companies are: W. Edward Scheetz, Robert Martin, Donald
W. Coons and Dallas E. Lucas. Collectively, as of May 8, 2002 the directors and executive officers of the companies beneficially owned less than 1.0% of the outstanding shares of each company's common stock. Stockholders may obtain additional information regarding the interests of such participants by reading the proxy statements when they become available.


                                    - more -
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Shelbourne Properties
May 9, 2002

Founded in 2000, Shelbourne Properties I, Inc., Shelbourne Properties II, Inc. and Shelbourne Properties III, Inc. are diversified real estate investment trusts with holdings in the office, retail and industrial asset sectors. They are successors to Integrated Resources High Equity Partners, Series 85, a California Limited Partnership; High Equity Partners L.P. - Series 86; and High Equity Partners L.P. - Series 88, respectively.


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